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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the previously filed Registration Statements of Synetic, Inc. and Subsidiaries on Form S-8 (File Nos. 33-34925, 33-34926, 33-38446, 33-46639 and 33-46640).


                                           ARTHUR ANDERSEN LLP


  New York, New York
  September 28, 1995